                                                                   EXHIBIT 10(y)


                                   AMENDMENT

                          Dated as of August 31, 2001

                                      to

                        RECEIVABLES PURCHASE AGREEMENT

                        Dated as of  December 21, 1999


          THIS AMENDMENT (this "Amendment") dated as of August 31, 2001 is entered into among:

          (i)    AILIC RECEIVABLES CORPORATION, a Delaware corporation
                 ("Seller"),
                   ------

          (ii) AMERICAN INCOME LIFE INSURANCE COMPANY, an insurance company organized under the laws of Indiana ("AIL"), as the initial
                                                       ---
                 Servicer (the Servicer together with the Seller, the "Seller
                                                                       ------
                 Parties" and each a "Seller Party"),
                 -------              ------------

          (iii) PREFERRED RECEIVABLES FUNDING CORPORATION, a Delaware corporation ("PREFCO"),
                               ------

          (iv)   certain financial institutions parties hereto as the "Financial
                                                                       ---------
                 Institutions" (and, together with PREFCO, the "Purchasers"),
                 ------------                                   ----------
                 and

          (v) BANK ONE, NA (with headquarters in Chicago, Illinois), as agent for the Purchasers (the "Agent").
                                          -----

                             PRELIMINARY STATEMENT

          Reference is made to that certain Receivables Purchase Agreement dated as of December 21, 1999 (as amended, restated, supplemented or otherwise modified since such date, the "Receivables Purchase Agreement") among the
                               ------------------------------
Seller, AIL, PREFCO, certain financial institutions and the Agent. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

          Among the assets and interests in property transferred under the Receivables Purchase Agreement are accounts receivable commonly known as "agent debit balances." The willingness of AIL to create agent debit balances is dependent in large part on the expectation that the receipt of premiums from Policy Holders shall provide the funds necessary to satisfy the payment obligations represented by such agent debit balances. Likewise, the willingness of any Person to purchase from AIL or the Seller any agent debit balances or interest therein is dependent in large part on the ability of such Person to claim an interest in the premiums from Policy Holders that are expected to satisfy such payment obligations.

          Under the terms and provisions of the Receivables Purchase Agreement, the Purchasers heretofore have obtained, and will continue to obtain, an interest in such premiums in connection with their purchases of interests in agent debit balances. In light of the importance of the acquisition by the Purchasers of an interest in the premiums, the parties have agreed to enter into this Amendment to set forth certain clarifying provisions and certain additional covenants relating to the interests held by the Purchasers in the premiums.

          SECTION 1.  Amendments to the Receivables Purchase Agreement.  The
                      ------------------------------------------------
Receivables Purchase Agreement is, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          1.1  Article II of the Receivables Purchase Agreement is amended to
               ----------
add the following new Section 2.7 thereto:
                      -----------

               Section 2.7  Application of Collections in respect of Premium
                            ------------------------------------------------
          Interest.  Upon receipt by the Servicer, for the benefit of the
          --------
          Purchasers, of any amount in immediately available funds constituting a portion of any Premium, the Servicer is instructed, unless and until otherwise directed by the Agent, to apply such amount toward a reduction in the Outstanding Balance of the related Receivable, such application (a "Premium Application") to be based upon such
                          -------------------
          information as may then be available to the Servicer and as may be determined by the Servicer to be true, accurate and correct in respect of the Outstanding Balance of such Receivable and the commissions then owing to the Obligor on such Receivable and arising by reason of the receipt by AIL of such Premium. Upon and to the extent of any Premium Application in accordance with the foregoing, (i) the Agent and the Purchasers waive any subrogation rights arising by statute or otherwise in respect of any commissions due from AIL to the Obligor on the affected Receivable, (ii) the Servicer shall be permitted to provide AIL and the Seller such evidence as AIL and the Seller may reasonably request to the effect that, by reason of such Premium Application, the affected Obligor shall have received the economic benefit of payment to it of any commission due in connection

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          with the receipt by AIL of the related Premium and (iii) the obligation of a Torchmark Entity under the second sentence of Section
                                                                        -------
          7.1(j) to remit to the Servicer an amount calculated in reference to
          ------
          the corresponding commission payable to such Obligor shall be deemed satisfied. This Section 2.7 merely sets forth the anticipated
                          -----------
          accounting as among AIL, the Seller, the Agent and the Purchasers in relation to any Premium (or portion thereof) remitted to the Servicer for the benefit of the Agent and the Purchasers. Nothing contained herein or otherwise in this Agreement shall give rise to, or be deemed to be an assumption of, any obligation or liability on the part of the Agent or any Purchaser, or any of their respective successors or assigns, to pay any commission, fee or other remuneration, cost or expense to any Obligor or any member of any Agent-Hierarchy in connection with the receipt or application by AIL or any other Person of any Premium or any other aspect of the arrangements in effect from time to time between AIL and any such Obligor or Agent-Hierarchy.

          1.2  Article VII of the Receivables Purchase Agreement is amended to
               -----------
     add the following new Section 7.3 thereto:
                           -----------

               Section 7.3  Covenants Relating to Premium Interest.  As
                            --------------------------------------
          contemplated in the definition herein of "Related Security", each Purchaser Interest shall include, without limitation, an undivided percentage ownership interest in each Premium Interest. In that regard, until the date on which the Aggregate Unpaids shall have been indefeasibly paid in full and this Agreement terminated in accordance with its terms, each Seller Party hereby covenants that:

                    (a)     Recordkeeping of Premium Interest. It shall (or
                            ---------------------------------
               shall cause the applicable Torchmark Entity to) maintain at all times recordkeeping systems such that (i) at the time an application for an Insurance Product is submitted by an Obligor, and such Torchmark Entity shall have accepted such application and agreed to issue the requested Insurance Product, a notation is encoded or otherwise made on its books and records identifying the commission and any similar fee that, in accordance with arrangements then existing between the Torchmark Entities and such Obligor and its Agent-Hierarchy, shall be payable to such Obligor or to any member of such Obligor's Agent-Hierarchy upon or in connection with the subsequent receipt by a Torchmark Entity of any Premium relating to such Insurance Product, and
               (ii) at the time any Premium relating to such Insurance Product is remitted by the applicable Policy Holder, the applicable Torchmark Entity shall be capable of immediately identifying the amount of the

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               commission payable to the applicable Obligor and its Agent-
               Hierarchy.

                    (b) Remittance of Premium Interest.  In accordance with
                        ------------------------------
               Section 7.1(j), it shall (or shall cause the applicable Torchmark
               --------------
               Entity to), immediately upon receipt of any Premium which is subject to a Premium Interest, remit to the Servicer that portion of such Premium equal to the Premium Interest therein. The Seller represents and warrants that the Agent and the Purchasers shall have a first priority ownership interest in each Premium Interest, free and clear of any Adverse Claim, including, without limitation, any claim of any Policy Holder, any Obligor and any member of an Agent-Hierarchy.

                    (c) Opinions.  It shall cause to be delivered to the Agent,
                        --------
               not less frequently than once each year, an opinion of Indiana insurance counsel (an "Indiana Regulatory Opinion") substantially
                                      --------------------------
               in the form of Exhibit IX hereto.  In the event there shall at
                              ----------
               any time be (i) a change in or in the interpretation of any law, rule or regulation relating to any Torchmark Entity which, in the reasonable judgment of the Agent or any Purchaser, brings into question the continuing validity of any of the legal conclusions stated in any Indiana Regulatory Opinion theretofore rendered to the Agent and the Purchasers in connection with this Agreement, or (ii) a material change in the staff of the Indiana Department of Insurance or any similar or successor agency having any oversight of any Torchmark Entity or the conduct of its business (the "Insurance Regulatory Agency"), the Agent may request that,
                     ---------------------------
               prior to the issuance of any Indiana Regulatory Opinion, the law firm rendering such opinion shall confer with the Insurance Regulatory Agency and seek confirmation that the legal conclusions to be stated in such Indiana Regulatory Opinion continue to be supported by the Insurance Regulatory Agency.

          Notwithstanding the calculation of any Premium Interest in reference to the commissions payable to any Obligor or its Agent-Hierarchy, the transfer to the Purchasers hereunder of any Premium Interest shall constitute the transfer of an asset of the Seller (which it shall have acquired from AIL), and neither the Agent nor any Purchaser assumes any obligation or liability to make any payment to any Obligor or its Agent-Hierarchy in respect of any commission or similar payment due to such Obligor or Agent-Hierarchy. Any such obligation to pay any commission or similar fee to any Obligor or Agent-Hierarchy shall be and remain an obligation of AIL.

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          1.3   Exhibit I to the Receivables Purchase Agreement is amended to
                ---------
     add the following new definitions thereto:

                "Premium" means, with respect to any Insurance Product, any and
                 -------
          all premiums received and to be received by AIL from the applicable Policy Holder in connection with the issuance of such Insurance Product.

                "Premium Interest" means, with respect to any Premium received
                 ----------------
          or receivable by AIL in respect of any Insurance Product that shall have been arranged by any Obligor, a portion of such Premium equal in amount to the commission or other similar fee that is or will be payable to such Obligor by AIL upon remittance of such Premium to AIL.

          1.4   Exhibit I to the Receivables Purchase Agreement is further
                ---------
     amended to delete the definition therein of "Liquidity Termination Date" in
                                                  --------------------------
     its entirety and to substitute the following new definition therefor:

                "Liquidity Termination Date" means August 30, 2002."
                 --------------------------

          1.5   Exhibit VIII to the Receivables Purchase Agreement is amended to
                ------------
     delete such exhibit in its entirety and to substitute therefor the new exhibit attached as Exhibit A to this Amendment.

          1.6 The exhibits to the Receivables Purchase Agreement are further amended to add as a new Exhibit IX the exhibit attached as Exhibit B to
                             ----------
     this Amendment.

          SECTION 2.  Conditions Precedent.  This Amendment shall become
                      --------------------
effective and be deemed effective as of the date hereof upon receipt by the Agent of

          (i) counterparts of this Amendment executed by each of the Seller Parties and the Purchasers;

          (ii) counterparts of an amendment dated as of the date hereof to the Receivables Sale Agreement, executed by each of the named parties thereto, which amendment shall be in form and substance satisfactory to the Agent;

          (iii) a reaffirmation of guaranty executed by Torchmark, substantially in the form of Exhibit C hereto;

          (iv) an opinion of Wood Tuohy Gleason Mercer & Herrin, P.C., substantially in the form of Exhibit B hereto, accompanied by a letter from Mr. William J. Wood identifying the members of the staff of the Insurance Regulatory Agency that he consulted prior to rendering such opinion;

          (v) a reaffirmation and date-down of the opinion issued by Maynard, Cooper & Gale, P.C. in connection with the initial closing of the Receivables Purchase Agreement and relating to certain "true sale" issues, in form and substance satisfactory to the Agent; and

          (vi) an amended and restated Fee Letter, in form and substance satisfactory to the Agent, together with any fees payable thereunder on the date of closing of this Amendment.

          SECTION 3.  Covenants, Representations and Warranties of the Seller
                      -------------------------------------------------------
Parties.
-------

          3.l   Upon the effectiveness of this Amendment, each of the Seller
Parties hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2 Each of the Seller Parties hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

          SECTION 4.  Reference to and Effect on the Receivables Purchase
                      ---------------------------------------------------
Agreement.
---------

          4.l   Upon the effectiveness of this Amendment, each reference in the
Receivables Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          4.2 Except as specifically amended above, the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5.  Performance Guaranty.  Section 9 of the Performance
                      --------------------
Guaranty sets forth the circumstances under which the Performance Guaranty shall be

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released and terminated.  The Agent, on behalf of itself and the Purchasers, agrees for the benefit of the Performance Guarantor that, notwithstanding the continued existence of any other "Guaranteed Obligations" at such time, the Agent shall provide a written notice to the Performance Guarantor promptly following the later to occur of (i) the Amortization Date (or any earlier date as of which the parties to the Receivables Purchase Agreement agree that the purchase facility contemplated thereunder shall terminate) and (ii) the reduction to zero of the Capital and Aggregate Unpaids under the Receivables Purchase Agreement, which written notice (a "Guaranty Release Notice") shall
                                              -----------------------
release and terminate the Performance Guaranty . The Performance Guaranty shall be released and terminated effective upon issuance by the Agent of a Guaranty Release Notice; provided that the terms and provisions of Sections 7(d), 8 and 9
                --------
(except as expressly modified herein) of the Performance Guaranty shall remain in full force and effect and shall survive any such release and termination. Without limiting the generality of the foregoing, the Performance Guaranty shall continue to be effective or shall be reinstated, as the case may be, following the issuance of any Guaranty Release Notice upon the occurrence of any of the circumstances described in the proviso in Section 9 of the Performance Guaranty.
                               -------
It is expressly understood that, to the extent the Performance Guaranty is continued in effect or reinstated at any time following the issuance of a Guaranty Release Notice, the claims of the Agent and the Purchasers thereunder shall be limited to claims relating to the recovery of Capital or reimbursement in respect of losses, costs or expenses that are in the nature of Aggregate Unpaids.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of Illinois.

          SECTION 8.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                        AILIC RECEIVABLES CORPORATION

                                        By:    /s/  Danny H. Almond
                                           ------------------------------------
                                        Name:  Danny H. Almond
                                        Title: Vice President

                                        Address:    3700 South Stonebridge Dr.
                                                    McKinney, Texas  75070
                                                    FAX: (972) 569-3282

                                        Attention:  Danny Almond

                                        AMERICAN INCOME LIFE INSURANCE COMPANY,
                                        as Servicer

                                        By:    /s/  Danny H. Almond
                                           ------------------------------------
                                        Name:  Danny H. Almond
                                        Title: Vice President

                                        Address:    1200 Wooded Acres
                                                    Waco, Texas  76710
                                                    FAX: (205) 325-4157

                                        Attention:  Michael J. Klyce
                                                    Vice President and Treasurer

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                              PREFERRED RECEIVABLES FUNDING CORPORATION

                              By: /s/ Edwin J. Reisinger
                                 -----------------------------------------
                              Name:  Edwin J. Reisinger
                              Title: Authorized Signatory

                              Address:  c/o Bank One, NA, as Agent
                                        Asset Backed Finance
                                        Suite IL1-0079, 1-19
                                        1 Bank One Plaza
                                        Chicago, Illinois 60670-0019

                              Fax:      (312) 732-1844

                              BANK ONE, NA,
                              as a Financial Institution and as Agent

                              By: /s/ Edwin J. Reisinger
                                 -----------------------------------------
                              Name:  Edwin J. Reisinger
                              Title: Authorized Signatory

                              Address:  Bank One, NA
                                        Asset Backed Finance
                                        Suite IL1-0079, 1-19
                                        1 Bank One Plaza
                                        Chicago, Illinois 60670-0019

                              Fax:      (312) 732-4487

                                   Exhibit A

                                      to

                                   Amendment

                          Dated as of August 31, 2001


              NEW EXHIBIT VIII TO RECEIVABLES PURCHASE AGREEMENT

                            FORM OF MONTHLY REPORT

                                  (Attached)

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                                   Exhibit B

                                      to

                                   Amendment

                          Dated as of August 31, 2001


               NEW EXHIBIT IX TO RECEIVABLES PURCHASE AGREEMENT

                      FORM OF INDIANA REGULATORY OPINION

                                  (Attached)

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                                   Exhibit C

                                      to

                                   Amendment

                          Dated as of August 31, 2001

                 FORM OF REAFFIRMATION OF PERFORMANCE GUARANTY


               TORCHMARK CORPORATION ("Torchmark") hereby (a) acknowledges, and consents to, the execution of the following documents, each dated on or as of August 31, 2001 (collectively, the "Amendment Documents"):

               (i) that certain Amendment to the Receivables Purchase Agreement dated as of December 21, 1999, as amended and restated as of March 31, 2000, among AILIC RECEIVABLES CORPORATION ("Seller"), AMERICAN INCOME LIFE INSURANCE COMPANY ("AIL"), as the initial Servicer, PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO") and BANK ONE, NA (with headquarters in Chicago, Illinois), as "Purchaser" and as "Agent";

               (ii) that certain Amendment to the Receivables Sale Agreement dated as of December 21, 1999, as amended and restated as of March 31, 2000, between the Seller and AIL; and

               (iii) that certain amended and restated Fee Letter among the Agent, PREFCO, the Seller and Torchmark;

(b) reaffirms all of its obligations under that certain Performance Guaranty (the "Performance Guaranty") dated as of December 21, 1999 made by Torchmark and
(iii) acknowledges and agrees that such Performance Guaranty remains in full force and effect (including, without limitation, with respect to the "Guaranteed Obligations" and "Obligations" (each as defined in the Performance Guaranty) after giving effect to the Amendment Documents), and such Performance Guaranty is hereby ratified and confirmed.

Dated: August 31, 2001

                              TORCHMARK CORPORATION


                              By ________________________
                                 Title:

                                      13